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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 29, 2001

                                 Odetics, Inc.
            (Exact name of registrant as specified in its charter)

           Delaware                        000-10605                         95-2588496
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification
         incorporation)                                                          No.)

1515 South Manchester Avenue, Anaheim, California                  92802
     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (714) 774-5000

                                Not Applicable
         (Former Name or former address, if changed since last report)
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Item 5.  Other Events.
         -------------

Castle Creek Financing
----------------------

         On May 29, 2001, we entered into a securities purchase agreement with Castle Creek Technology Partners LLC, a Delaware limited liability company. Under the terms of the agreement, Castle Creek purchased from us a one-year senior convertible promissory note secured by a deed of trust for real property located at 1515 S. Manchester Avenue, Anaheim, California, for sixteen million dollars ($16,000,000). Under the terms of the agreement, Castle Creek the right to convert all or a portion of the principal amount of the note into shares of Common Stock. If we prepay the note prior to November 29, 2001, Castle Creek will have the right to convert up to $1,600,000 of the original principal amount into 400,000 shares of our Common Stock. Additionally, if we have not paid off the note by maturity on May 29, 2002, Castle Creek may convert all of the unpaid obligations under the note into the number of shares of Common Stock that would result from dividing the amount of the unpaid obligations by the lesser market price (as defined in the note) for the Common Stock on either May 29, 2002, or the date Castle Creek delivers to us a notice of conversion of the indebtedness. Also in connection with the financing, we agreed to deliver to Castle Creek various warrants to purchase shares of our Class A Common Stock.

         The warrants include a warrant entitling Castle Creek to purchase 426,667 shares of our Common Stock at an exercise price of $4.00 per share, which number of shares and purchase price are subject to adjustment under certain circumstances, at any time following the closing. We also issued a warrant entitling Castle Creek to purchase an additional 426,667 shares of our Common Stock at an exercise price of $4.00 per share, which number of shares and exercise price are subject to adjustment under certain circumstances, only in the event that the note is not fully prepaid by November 29, 2001. Finally, if we fail to satisfy all of our obligations under the note on or before May 29, 2002, we are required to issue to Castle Creek an additional warrant entitling it to purchase the number of shares of our Common Stock that is equal to the number obtained by dividing $1,600,000 by 110% of the market price (as defined in the warrant) of one share of the Common Stock determined as of May 29, 2002. The exercise price for shares under this warrant would be equal to 110% of the market price (as defined in the warrant) of one share of the Common Stock determined as of May 29, 2002. Each of these warrants will be exercisable for a period of five years from the date the warrant first becomes exercisable.

         We also agreed to provide to Castle Creek certain registration rights with regard to the securities issuable to Castle Creek upon conversion of the note or exercise of any of the warrants.

         The securities purchase agreement, including as exhibits thereto the form of the note, the form of the each of the three warrants and the form of the deed of trust, and the registration rights agreement are being filed herewith as Exhibits 99.1 and 99.2, respectively.

         We issued a press release with regard to the transactions described above on May 31, 2001, a copy of which is being filed herewith as Exhibit 99.3.

Amendment to the Shareholder Rights Plan
----------------------------------------

         We have amended our Shareholder Rights Plan to provide that the transactions described above would not result in Castle Creek's being deemed an "Acquiring Person" under the plan. Thus, the consummation of the transactions contemplated by the agreement will not cause the rights issued pursuant to the rights plan to become exercisable.

         The amendment to the plan is being filed herewith as Exhibit 99.4.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

         Exhibit Number      Description
         --------------      -----------
              99.1           Securities Purchase Agreement, dated May 29, 2001,
                             by and between Odetics, Inc., and Castle Creek
                             Technology Partners LLC. Included from the
                             Agreement are Exhibit A (Form of Senior Convertible
                             Promissory Note), Exhibit B-1 (form of Stock
                                               -----------
                             Purchase Warrant), Exhibit B-2 (form of Stock
                                                -----------
                             Purchase Warrant), Exhibit B-3 (form of Stock
                                                -----------
                             Purchase Warrant), and Exhibit D (form of Deed of
                                                    ---------
                             Trust).
              99.2           Registration Rights Agreement, dated May 29, 2001,
                             by and between Odetics, Inc., and Castle Creek
                             Technology Partners LLC.
              99.3           Press release.
              99.4           Amendment to Rights Agreement, dated May 21, 2001,
                             by and between Odetics, Inc. and Fleet National
                             Bank (a.k.a. Bank Boston, N.A.).

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated  May 31, 2001                           Odetics, Inc.


                                              By: /s/ GREGORY A. MINER
                                                  ---------------------------
                                              Name:  Gregory A. Miner
                                              Title: Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit Number   Description                                         Page Number
--------------   -----------                                         -----------
      99.1       Securities Purchase Agreement, dated May 29, 2001,
                 by and between Odetics, Inc., and Castle Creek
                 Technology Partners LLC. Included from the
                 Agreement are Exhibit A (Form of Senior Convertible
                 Promissory Note), Exhibit B-1 (form of Stock
                                   -----------
                 Purchase Warrant), Exhibit B-2 (form of Stock
                                    -----------
                 Purchase Warrant), Exhibit B-3 (form of Stock
                                    -----------
                 Purchase Warrant), and Exhibit D (form of Deed of
                                        ---------
                 Trust).
      99.2       Registration Rights Agreement, dated May 29, 2001,
                 by and between Odetics, Inc., and Castle Creek
                 Technology Partners LLC.
      99.3       Press release.
      99.4       Amendment to Rights Agreement, dated May 21, 2001,
                 by and between Odetics, Inc. and Fleet National Bank
                 (a.k.a. Bank Boston, N.A.).